UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Bank and Thrift Opportunity Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Bank and Thrift Opportunity Fund

Annual Report
10.31.08

Ticker | **BTO**

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

In the 12 months ended October 31, 2008, only cash investments and select government bonds produced positive results in the U.S. financial markets. Damage from the U.S. sub-prime mortgage meltdown spread rapidly through the domestic financial sector, propelled by a crisis of confidence and massive deleveraging. Incredibly, Fannie Mae, Freddie Mac, AIG, Washington Mutual, Wachovia, National City, and all the major independent investment banks either failed, were seized by the government, merged out of existence, or fundamentally altered their corporate structure.

For the year, John Hancock Bank and Thrift Opportunity Fund posted total returns of –24.38% at net asset value and –26.67% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which would cause it to trade at a discount or a premium to the Fund’s NAV share price at any time. By comparison, returns for the Fund’s benchmark, the S&P 1500 Supercomposite Bank Index, and the average open-end specialty-financial fund tracked by Morningstar, Inc., were –44.24% and –43.49%, respectively. The Fund’s relative performance benefited from our conservative positioning. First, we favored stocks of companies that derive a greater portion of their revenues from fee-based services, rather than traditional spread lending. Second, we generally avoided the less-regulated companies that originated and securitized troubled real estate loans. Third, we were underrepresented in firms with large exposure to construction loans, which significantly underperformed. Many of our stock selection decisions contributed to relative results. It was beneficial that the Fund was underweight in Fannie Mae, Freddie Mac and Washington Mutual. Rather, we favored high-quality, safe-haven regional banks with limited mortgage exposure, such as Hancock Holding Co., Glacier Bancorp, which we sold, Prosperity Bancshares, Inc. and SVB Financial. The key detractors from absolute and relative results tended to be companies with outsized mortgage- or construction-related exposure, including Wachovia, Colonial Bancgroup, and East West Bancorp, which we sold. The other key detractor was Bank of America Corp.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole.

6	Bank and Thrift Opportunity Fund | Annual report

Portfolio summary

Top 10 holdings[1]

PNC Financial Services Group, Inc.	4.7%	People’s United Financial, Inc.	3.7%

Cullen/Frost Bankers, Inc.	4.4%	Wells Fargo & Co.	3.5%

SVB Financial Group	4.0%	Bank of New York Mellon Corp.	3.4%

JPMorgan Chase & Co.	3.9%	Bank of America Corp.	3.3%

M&T Bank Corp.	3.8%	State Street Corp.	2.7%

Industry distribution[1,2]

Regional banks	59%	Asset management & custody banks	7%

Thrifts & mortgage finance	12%	Diversified banks	7%

Diversified financial services	8%	Short-term investments & other	7%

1 As a percentage of the Fund’s net assets on October 31, 2008.

2 Sector investing is subject to greater risks than the market as a whole.

Annual report | Bank and Thrift Opportunity Fund	7

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-08

This schedule is divided into five main categories: bonds, common stocks, convertible bonds, capital preferred securities, and short-term investments. Bonds, common stocks, convertible bonds and capital preferred securities are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer	rate	date	rating (A)	(000)	Value

Bonds 0.22%					$947,682

(Cost $1,975,863)

Regional Banks 0.22%					947,682

CBG Florida REIT Corp. (S)	7.11%	5-29-49	BB+	$2,100	429,444

Webster Capital Trust IV (P)	7.65	6-15-37	BB+	1,725	518,238

Issuer				Shares	Value

Common stocks 91.90%					$403,483,863
(Cost $345,304,631)

Asset Management & Custody Banks 7.08%					31,076,169

Bank of New York Mellon Corp.				451,549	14,720,497

Northern Trust Corp.				77,580	4,368,530

State Street Corp.				276,520	11,987,142

Diversified Banks 7.00%					30,753,466

Comerica, Inc.				248,691	6,861,385

U.S. Bancorp				282,138	8,410,534

Wells Fargo & Co. (L)				454,671	15,481,547

Diversified Financial Services 7.69%					33,762,139

Bank of America Corp.				602,908	14,572,286

Citigroup, Inc.				166,286	2,269,804

JPMorgan Chase & Co.				410,183	16,920,049

Regional Banks 58.47%					256,706,820

Avenue Bank (B)				300,000	1,251,000

BancorpSouth, Inc.				14,000	339,780

Bank of the Ozarks, Inc. (L)				23,683	719,963

BB&T Corp. (L)				299,215	10,726,858

Beverly National Corp.				97,500	1,813,500

Bridge Capital Holdings				150,564	1,430,358

Camden National Corp.				129,000	3,773,250

Capital City Bank Group, Inc.				60,743	1,700,804

City Holding Co.				41,459	1,734,645

CoBiz Financial, Inc. (L)				342,791	3,990,087

Colonial BancGroup, Inc. (L)				911,777	3,701,815

Cullen/Frost Bankers, Inc. (L)				341,622	19,120,583

See notes to financial statements

8	Bank and Thrift Opportunity Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Regional Banks (continued)

DNB Financial Corp.	78,515	$824,408

Eastern Virginia Bankshares, Inc.	100,000	1,049,000

ECB Bancorp., Inc.	27,504	522,576

F.N.B. Corp.	502,729	6,585,750

First Bancorp Inc.	146,499	2,636,982

First Horizon National Corp. (L)	144,337	1,719,054

First Midwest Bancorp, Inc.	151,440	3,363,482

Hancock Holding Co. (L)	232,176	10,252,892

Harleysville National Corp. (L)	151,897	2,106,811

Heritage Financial Corp.	96,750	1,181,318

Heritage Oaks Bancorp	19,950	110,922

Huntington Bancshares, Inc.	577,809	5,460,295

IBERIABANK Corp.	70,045	3,568,092

International Bancshares Corp.	220,370	5,723,009

Investors Bancorp, Inc. (I)	45,534	653,868

KeyCorp	348,544	4,262,693

Lakeland Financial Corp.	144,802	3,250,805

M&T Bank Corp.	203,170	16,477,087

MB Financial, Inc.	156,100	4,637,731

National City Corp.	1,487,895	4,017,317

Northrim Bancorp., Inc.	77,232	1,018,690

Pacific Continental Corp.	42,120	600,210

Pinnacle Financial Partners, Inc. (I)	50,917	1,489,831

PNC Financial Services Group, Inc.	309,823	20,655,899

Prosperity Bancshares, Inc. (L)	318,695	10,583,861

S&T Bancorp., Inc. (L)	154,700	5,275,270

S.Y. Bancorp, Inc.	15,543	428,054

SCBT Financial Corp. (B)	117,079	3,549,600

Signature Bank (I)	354,832	11,560,427

Smithtown Bancorp., Inc. (L)	49,500	973,665

Southcoast Financial Corp.	64,413	331,727

SunTrust Banks, Inc. (L)	188,771	7,577,268

SVB Financial Group (I)	338,489	17,415,259

Synovus Financial Corp.	517,302	5,343,730

TCF Financial Corp.	393,166	6,974,765

Texas Capital Bancshares, Inc. (I)	334,213	5,965,702

TriCo Bancshares	38,000	818,520

UCBH Holdings, Inc. (L)	276,564	1,460,258

Univest Corp.	168,906	5,225,952

Valley National Bancorp. (L)	110,530	2,100,070

Washington Trust Bancorp, Inc. (B)	198,110	4,223,705

WestAmerica Bancorp.	46,133	2,641,114

Zions Bancorp	309,276	11,786,508

See notes to financial statements

Annual report | Bank and Thrift Opportunity Fund	9

F I N A N C I A L  S T A T E M E N T S

Issuer			Shares	Value

Thrifts & Mortgage Finance 11.66%				$51,185,269

Abington Bancorp, Inc.			137,223	1,420,258

Astoria Financial Corp.			75,865	1,442,952

Beneficial Mutual Bancorp, Inc. (I)			7,497	88,840

Benjamin Franklin Bancorp., Inc.			15,000	194,850

Berkshire Hills Bancorp, Inc.			348,903	9,081,945

Danvers Bancorp, Inc.			18,290	224,601

Dime Community Bancshares, Inc.			169,738	2,834,625

ESSA Bancorp, Inc.			86,295	1,196,049

Flushing Financial Corp.			144,922	2,253,537

Hingham Institution for Savings			80,000	2,312,000

Hudson City Bancorp, Inc.			292,810	5,507,756

LSB Corp.			65,000	685,750

New York Community Bancorp, Inc.			153,708	2,407,067

Parkvale Financial Corp.			43,020	644,440

People’s United Financial, Inc.			926,048	16,205,840

Sovereign Bancorp, Inc. (I)			184,233	534,276

United Financial Bancorp, Inc.			140,000	1,960,000

WSFS Financial Corp.			45,759	2,190,483

Convertible preferred stocks 0.62%				$2,744,800
(Cost $3,431,000)

Regional Banks 0.62%				2,744,800

South Financial Group, Inc., 10.00%			3,431	2,744,800

		Credit	Par value
Issuer, description, maturity date		rating (A)	(000)	Value

Capital preferred securities 0.48%				$2,100,000
(Cost $5,733,189)

Diversified Financial Services 0.48%				2,100,000

Preferred Term Securities XXV, Ltd., Zero
Coupon, 6-22-37		None	$3,000	900,000

Preferred Term Securities XXVII, Ltd., Zero
Coupon, 3-22-38		None	3,000	1,200,000

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value

Short-term investments 17.71%				$77,751,429
(Cost $77,751,429)

Certificates of Deposit 0.01%				65,778

First Bank Richmond	3.69%	12-05-10	$17	17,016

First Bank System, Inc.	2.86	05-01-09	4	4,455

First Federal Savings Bank of Louisiana	2.98	12-07-09	3	2,847

Framingham Cooperative Bank	4.50	09-10-09	3	3,401

See notes to financial statements

10	Bank and Thrift Opportunity Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value

Certificates of Deposit (continued)

Home Bank	4.15%	12-04-10	$16	$16,275

Hudson Savings Bank	4.80	04-20-09	2	1,785

Machias Savings Bank	3.54	05-24-09	2	1,672

Midstate Federal Savings & Loan	3.20	05-27-09	2	1,811

Milford Bank	3.40	05-27-09	2	1,666

Milford Federal Savings and Loan Assn.	3.15	02-28-10	2	1,836

Mount McKinley Savings Bank	4.03	12-03-09	2	1,564

Mt. Washington Bank	3.04	05-31-09	2	1,881

Newtown Savings Bank	3.75	05-30-09	2	1,674

OBA Federal Savings and Loan	4.60	06-15-09	1	1,145

Plymouth Savings Bank	3.59	04-21-09	2	1,730

Randolph Savings Bank	4.00	09-13-09	2	1,714

Salem Five Cents Savings Bank	3.06	12-17-08	2	1,614

Sunshine Federal Savings and Loan Assn.	5.00	05-10-09	2	1,692

			Par value
Issuer, description, maturity date			(000)	Value
Joint Repurchase Agreement 6.23%				$27,344,000

Joint Repurchase Agreement with Barclays PLC dated 10-31-08
at 0.15% to be repurchased at $27,344,342 on 11-03-08,
collateralized by $33,147,457 U.S. Treasury Inflation Indexed Note
1.875% on 7-15-13 (valued at $27,890,880 including interest).			$27,344	27,344,000

	Interest
Issuer	rate		Shares	Value
Cash Equivalents 11.47%				$50,341,651

John Hancock Cash Investment Trust (T)(W)	2.1118% (Y)		50,341,651	50,341,651

Total investments (Cost $434,196,112)† 110.93%				$487,027,774

Other assets and liabilities, net (10.93%)				($47,976,918)

Total net assets 100.00%				$439,050,856

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

See notes to financial statements

Annual report | Bank and Thrift Opportunity Fund	11

Notes to Schedule of Investments

REIT Real Estate Investment Trust

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(B) These securities are fair valued in good faith under procedures established by the Board of Trustees. These securities amounted to $9,024,305 or 2.06% of the Fund’s net assets as of October 31, 2008.

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of October 31, 2008.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

(Y) Represents current yield as of October 31, 2008.

† At October 31, 2008, the aggregate cost of investment securities for federal income tax purposes was $434,217,688. Net unrealized appreciation aggregated $52,810,086, of which $102,212,250 related to appreciated investment securities and $49,402,164 related to depreciated investment securities.

Written options on securities for the period ended October 31, 2008 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	3	$492

Options written	450	105,798

Option closed	(200)	(39,799)

Options exercised	—	—

Options expired	(253)	(66,491)
Outstanding, end of period	—	—

The Fund had no outstanding written options on October 31, 2008.

See notes to financial statements

12	Bank and Thrift Opportunity Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-08

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes.

Assets

Investments in unaffiliated issuers, at value (Cost $383,854,461) including
$49,354,560 of securities loaned (Note 2)	$436,686,123
Investments in affiliated issuers, at value (Cost $50,341,651)	50,341,651

Total investments, at value (Cost $434,196,112)	487,027,774
Cash	209,403
Receivable for investments sold	2,052,659
Dividends and interest receivable	751,678
Other assets	112,790

Total assets	490,154,304

Liabilities

Payable for investments purchased	82,012
Payable upon return of securities loaned (Note 2)	50,341,651
Payable to affiliates
Management fees	335,335
Other	172,691
Other payables and accrued expenses	171,759

Total liabilities	51,103,448

Net assets
Capital paid-in	386,305,878
Accumulated net realized loss on investments and options written	(41,526)
Net unrealized appreciation of investments	52,831,662
Accumulated net investment loss	(45,158)

Net assets applicable to common shares	$439,050,856

Net asset value per share

Based on 21,100,000 shares of beneficial interest outstanding —
unlimited number of shares authorized with no par value.[1]	$20.81

1 On December 9, 2008, the Board of Trustees approved a 1-for-4 reverse stock split, that became effective on December 29, 2008.

See notes to financial statements

Annual report | Bank and Thrift Opportunity Fund	13

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-08

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$18,469,885
Interest	1,107,493
Securities lending	491,094
Income from affiliated issuers	143,058

Total investment income	20,211,530

Expenses

Investment management fees (Note 5)	6,023,794
Administration fees (Note 5)	1,309,520
Transfer agent fees	48,936
Printing fees	125,470
Custodian fees	103,149
Registration and filing fees	86,685
Professional fees	53,747
Trustees’ fees	38,680
Miscellaneous	39,367

Total expenses	7,829,348
Less expense reductions (Note 5)	(785,712)

Net expenses	7,043,636

Net investment income	13,167,894

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	22,645,193
Options written	77,140
22,722,333
Change in net unrealized appreciation (depreciation) of
Investments	(211,704,041)
Options written	(492)
(211,704,533)
Net realized and unrealized loss	(188,982,200)

Decrease in net assets from operations	($175,814,306)

See notes to financial statements

14	Bank and Thrift Opportunity Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders.

	Year	Year
	ended	ended
	10-31-07	10-31-08

Increase (decrease) in net assets

From operations
Net investment income	$13,648,428	$13,167,894
Net realized gain	135,240,280	22,722,333
Change in net unrealized appreciation (depreciation)	(209,289,837)	(211,704,533)

Decrease in net assets resulting from operations	(60,401,129)	(175,814,306)

Distributions to common shareholders
From net investment income	(12,793,351)	(14,432,596)
From net realized gain	(78,865,048)	(100,477,621)
From tax return of capital	—	(10,649,131)
	(91,658,399)	(125,559,348)
Total decrease	(152,059,528)	(301,373,654)

Net assets

Beginning of year	892,484,038	740,424,510
End of year[1]	$740,424,510	$439,050,856

1 Includes accumulated net investment income (loss) of $1,219,544 and ($45,158), respectively.

See notes to financial statements

Annual report | Bank and Thrift Opportunity Fund	15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	10-31-04[1,2]	10-31-05[1,2]	10-31-06[2]	10-31-07[2]	10-31-08[2]

Per share operating performance

Net asset value, beginning of year	$43.76	$44.68	$42.08	$42.28	$35.08
Net investment income[3]	0.52	0.56	0.64	0.64	0.62
Net realized and unrealized gain
(loss) on investments	6.20	1.36	3.84	(3.52)	(8.94)
Total from investment operations	6.72	1.92	4.48	(2.88)	(8.32)
Less distributions to common shareholders
From net investment income	(0.48)	(0.96)	(0.68)	(0.60)	(0.68)
From net realized gain	(5.32)	(3.56)	(3.60)	(3.72)	(4.76)
From tax return of capital	—	—	—	—	(0.51)

Total distributions	(5.80)	(4.52)	(4.28)	(4.32)	(5.95)
Net asset value, end of year	$44.68	$42.08	$42.28	$35.08	$20.81
Per share market value, end of year	$40.56	$37.56	$39.20	$30.96	$17.80
Total return at net asset value (%)[4,5,6]	17.93[7]	5.44[7]	12.07	(6.93)	(24.38)
Total return at market value (%)[4,6]	21.37	3.68	16.41	(11.41)	(26.67)

Ratios and supplemental data

Net assets applicable to common
shares, end of year (in millions)	$943	$888	$892	$740	$439
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	1.47	1.46	1.44	1.49
Expenses net of all fee waivers	1.39	1.32	1.29	1.29	1.34
Expenses net of all fee waivers
and credits	1.39	1.32	1.29	1.29	1.34
Net investment income	1.17	1.34	1.49	1.61	2.51
Portfolio turnover (%)	5	5	9	21	27

1 Audited by previous Independent Registered Public Accounting Firm.

2 Per share data has been restated to reflect the effects of a 1-for-4 reverse stock split effective on December 29, 2008.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

7 Unaudited.

See notes to financial statements

16	Bank and Thrift Opportunity Fund | Annual report

Notes to financial statements

Note 1
Organization

John Hancock Bank and Thrift Opportunity Fund (the Fund) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the Fund is determined daily as of the close of the NYSE, normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Listed options if no closing price is available are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by management using an independent source at the mean between the last bid and ask prices. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In periods of decreasing liquidity such securities may also be fair valued.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Annual report | Bank and Thrift Opportunity Fund	17

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. When a Fund enters into a repurchase agreement, it receives delivery of collateral, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is generally 102% of the repurchase amount.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Overdrafts

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund may receive compensation for lending its securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral.

The Fund has entered into an agreement with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. Morgan Stanley is the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers in an agency relationship) is that should Morgan Stanley fail financially, all securities lent may be affected by the failure and by any delays in recovery of the securities (or loss of rights in the collateral).

Options

The Fund may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio).

When the Fund writes a put or call option, an amount equal to the premium received

18	Bank and Thrift Opportunity Fund | Annual report

by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

When the Fund purchases a put or call option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Fund realizes a loss for the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

Writing puts and buying calls may increase the Fund’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48). FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

New accounting pronouncements

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years or interim periods beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of October 31, 2008, management does not believe the adoption of FAS 157 will have a material impact on the amounts reported in the financial statements.

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim reporting periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose

Annual report | Bank and Thrift Opportunity Fund	19

information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, quarterly. During the year ended October 31, 2007, the tax character of distributions paid was as follows: ordinary income $15,531,287 and long-term capital gain $76,127,112. During the year ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $21,313,843, long-term capital gain $93,596,374 and return of capital $10,649,131.

As of October 31, 2008, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Note 3
Risks and uncertainties

Small and medium-size company risk

Stocks of small and medium-size companies tend to be more volatile than those of large companies, and may underperform stocks of large companies. Small and medium-size companies may have limited product lines or markets, less access to financial resources or less operating experience, or may depend on a few key employees. Given this, small and medium-size stocks may be thinly traded, leading to additional liquidity risk due to the inabilities to trade in large volume.

Sector risk — financial industry

Fund performance will be closely tied to a single sector of the economy, which may under-perform other sectors over any given period of time. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund’s average weekly net asset value. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.25% of the average weekly net asset value of the Fund. The Adviser agreed to limit the administration fee to 0.10% of the Fund’s average weekly net asset value. Accordingly,

20	Bank and Thrift Opportunity Fund | Annual report

the expense reductions related to the administration fee amounted to $785,712 for the year ended October 31, 2008. The Adviser reserves the right to terminate this limitation in the future with Trustees’ approval. The net administrative fee compensation for the period amounted to $523,808.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 6
Fund share transactions

Common shares

The Fund had no common share transactions during the year ended October 31, 2007, and the year ended October 31, 2008.

Note 7
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2008, aggregated $141,823,113 and $267,603,148, respectively.

Note 8
Managed distribution

The Fund continued its managed distribution plan in effect since January 2004, which requires the Fund to make quarterly distributions of at least 2.5% of the preceding calendar year end’s net asset value. During this period, the Fund announced quarterly distributions of $3.8748, $0.6920, $0.6920 and $0.6920 per share to shareholders of record as of December 12, 2007, and March 12, June 11, and September 16, 2008, respectively. Per share amounts are restated to reflect the effects of a 1-for-4 reverse stock split effective December 29, 2008.

Note 9
Reverse stock split

On December 9, 2008, the Board of Trustees approved a 1-for-4 reverse stock split for common shares, effective December 29, 2008. The reverse stock split had no impact on the overall value of a shareholder’s investment in the Fund.

Annual report | Bank and Thrift Opportunity Fund	21

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bank and Thrift Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Bank and Thrift Opportunity Fund (the Fund) at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2005 were audited by another independent registered public accounting firm, whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 30, 2008

22	Bank and Thrift Opportunity Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2008.

The Fund has designated distributions to shareholders of $93,596,374 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2008, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.

Annual report | Bank and Thrift Opportunity Fund	23

Investment objective and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001, the Fund’s Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. “Net assets” is defined as net assets plus borrowings for investment purposes. “Primarily owned” means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor’s Ratings group (Standard & Poor’s) or Ba or below by Moody’s Investors Service, Inc. (Moody’s) or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

Bylaws

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

Dividends and distributions

During the year ended October 31, 2008, distributions totaling $5.9508 per share including capital gain and tax return of capital were paid to shareholders. The dates of payments and the amounts per share are as follows (restated for 1-for-4 reverse stock split):

INCOME
PAYMENT DATE	DIVIDEND

December 28, 2007	$3.8748
March 31, 2008	0.6920
June 30, 2008	0.6920
September 30, 2008	0.6920
Total	$5.9508*

* Includes $4.76 and $0.51 capital gains and tax return of capital, respectively.

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services as Plan agent for the shareholders (the Plan Agent), unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web

24	Bank and Thrift Opportunity Fund | Annual report

site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan. The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, .O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Annual report | Bank and Thrift Opportunity Fund	25

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852 -0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 31, 2008, the Annual Meeting of the Fund was held to elect two Trustees.

Proxies covering 80,144,916 shares were voted at the meeting. The shareholders elected the following Trustees to serve until successors are duly elected and qualified. The votes were tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James F. Carlin	73,640,980	6,503,935 (common shares)
William H. Cunningham	73,494,272	6,650,643 (common shares)

26	Bank and Thrift Opportunity Fund | Annual report

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Bank and
Thrift Opportunity Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Bank and Thrift Opportunity Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data covered a range of periods ended December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(iv) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale,

(v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vi) the background and experience of senior management and investment professionals, and

(vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar, as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different, as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Annual report | Bank and Thrift Opportunity Fund	27

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted that the Fund’s performance for the 1-, 3- and 5-year periods was lower than the performance of the Category median and its benchmark index, the Standard & Poor’s 500 Financials Index. The Board also noted that the Fund’s performance for the 10-year period was lower than the Category and Peer Group medians, and higher than the performance of its benchmark index. The Board viewed favorably that the Fund’s performance for the 1-year period was higher than the performance of its Peer Group median, and was in line with the Peer Group median for the 3- and 5-year periods.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was higher than the Category and Peer Group median rates.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross Expense Ratio was higher than the Peer Group and Category medians. The Board also noted that the Fund’s Net Expense Ratio was lower than the Category median and not appreciably higher than the Peer Group median. The Board noted differences in the Fund’s Peer Group, including that most of the funds in the Peer Group were open-end funds, where as the Fund is organized as a closed-end fund.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

28	Bank and Thrift Opportunity Fund | Annual report

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out“ or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Annual report | Bank and Thrift Opportunity Fund	29

Information about the portfolio managers

Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2008.

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Former Vice President and Portfolio Manager, John Hancock Advisers, LLC (2002–2005)
Former analyst, John Hancock Advisers, LLC (1998–2002)
Began business career in 1986
Joined Fund team in 1998
Fund ownership — $1–$10,000

Susan A. Curry
Portfolio manager, MFC Global Investment Management (U.S.), LLC since 2006
Former research officer, John Hancock Advisers, LLC (2004–2006)
Former portfolio officer, private client group, John Hancock Advisers, LLC (2001–2004)
Began business career in 1993
Joined Fund team in 2004
Fund ownership — None

Other accounts the portfolio managers are managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Lisa A. Welch	Other Investment Companies:
3 accounts with assets of approximately $1.9 billion
Other Pooled Investment Vehicles: None
Other Accounts: None
Susan A. Curry	Other Investment Companies:
1 account with assets of approximately $905 million
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs:

30	Bank and Thrift Opportunity Fund | Annual report

  The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

  When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

  The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect any accounts managed by the Fund’s portfolio manager.

  The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

  The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Subadviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Annual report | Bank and Thrift Opportunity Fund	31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	1994	50

Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	1995	50

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since
2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century
Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen
(manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[4] Born: 1952	2008	50

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner,[2] Born: 1938	1994	50

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	50

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

32	Bank and Thrift Opportunity Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Dr. John A. Moore,[2] Born: 1939	2002	50

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Patti McGill Peterson,[2] Born: 1943	2002	50

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (until 1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	1994	50

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First
Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Gregory A. Russo,[2,4] Born: 1949	2008	22

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Annual report | Bank and Thrift Opportunity Fund	33

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003);
Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President,
John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President,
John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

34	Bank and Thrift Opportunity Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Senior Vice President, John Hancock
Life Insurance Company (since 2004); Director, Executive Vice President and Chief Operating Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2007); Director, Executive Vice
President and Chief Operating Officer, John Hancock Investment Management Services, LLC (since
2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005–2007); Director, Executive Vice
President and Chief Financial Officer, John Hancock Investment Management Services, LLC (2005–2007);
Executive Vice President and Chief Financial Officer, MFC Global (U.S.) (2005–2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President and General
Manager, John Hancock Fixed Annuities, U.S. Wealth Management (2004–2005); Vice President,
Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

Annual report | Bank and Thrift Opportunity Fund	35

More information

Trustees	Investment adviser
James F. Carlin, Chairman	John Hancock Advisers, LLC
James R. Boyle†
William H. Cunningham	Subadviser
Deborah C. Jackson	MFC Global Investment
Charles L. Ladner*	Management (U.S.), LLC
Stanley Martin*
Dr. John A. Moore*	Custodian
Patti McGill Peterson*	The Bank of New York Mellon
Steven R. Pruchansky*
Gregory A. Russo*	Transfer agent
*Members of the Audit Committee	Mellon Investor Services
†Non-Independent Trustee
Legal counsel
Officers	K&L Gates LLP
Keith F. Hartstein
President and Chief Executive Officer	Independent registered
public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer
Stock symbol
Francis V. Knox, Jr.	Listed New York Stock Exchange: BTO
Chief Compliance Officer
For shareholder assistance
Charles A. Rizzo	refer to page 27
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-852-0218	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Month-end portfolio holdings are available at www.jhfunds.com.

36	Bank and Thrift Opportunity Fund | Annual report

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P900A 10/08
12/08

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2008, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $32,352 for the fiscal year ended October 31, 2008 and $26,050 for the fiscal year ended October 31, 2007. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
There were no audit-related fees during the fiscal year ended October 31, 2008 and fiscal year ended October 31, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,700 for the fiscal year ended October 31, 2008 and $3,700 for the fiscal year ended October 31, 2007. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
Other fees amounted to $0 for the fiscal year ended October 31, 2008 and $3,000 for the fiscal year ended October 31, 2007 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2008, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,591,472 for the fiscal year ended October 31, 2008, and $1,406,869 for the fiscal year ended October 31, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman

Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting and Procedures".

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management biographies and Fund ownership
Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2008.

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Former Vice President and Portfolio Manager, John Hancock Advisers, LLC (2002–2005)
Former analyst, John Hancock Advisers, LLC (1998–2002)
Began business career in 1986
Joined Fund team in 1998
Fund ownership — $1–$10,000

Susan A. Curry
Portfolio manager, MFC Global Investment Management (U.S.), LLC since 2006
Former research officer, John Hancock Advisers, LLC (2004–2006)
Former portfolio officer, private client group, John Hancock Advisers, LLC (2001–2004)
Began business career in 1993
Joined Fund team in 2004
Fund ownership — None

Other accounts the portfolio managers are managing
The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Lisa A. Welch	Other Investment Companies:
3 accounts with assets of approximately $1.9 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Susan A. Curry	Other Investment Companies:
1 account with assets of approximately $905 million
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the Potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs:

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect any accounts managed by the Fund’s portfolio manager.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers
The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Subadviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bank and Thrift Opportunity Fund

By: /s/ Keith F. Hartstein
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Keith F. Hartstein President and Chief Executive Officer

Date: December 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: December 16, 2008

By: /s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date: December 16, 2008